UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2009

LEAPFROG ENTERPRISES, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-31396 (Commission File Number)	95-4652013 (IRS Employer Identification No.)

6401 Hollis Street, Suite 100 Emeryville, California (Address of principal executive offices)	94608-1071 (Zip Code)

Registrant's telephone number, including area code: (510) 420-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On May 4, 2009, we issued a press release announcing our financial results for the first quarter ended March 31, 2009.  A copy of this press release entitled “LeapFrog Announces First Quarter 2009 Financial Results” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release dated May 4, 2009 entitled “LeapFrog Announces First Quarter 2009 Financial Results”

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc. (Registrant)
Date: May 4, 2009	By: /s/ William B. Chiasson William B. Chiasson Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 4, 2009 entitled “LeapFrog Announces First Quarter 2009 Financial Results”